                                                                    Exhibit 99.1

                                CERES GROUP, INC.

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Ceres Group, Inc. (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   May 15, 2003                      /s/ Thomas J. Kilian
                                          -----------------------------
                                                   Thomas J. Kilian
                                                   Chief Executive Officer


Dated:   May 15, 2003                      /s/ David I. Vickers
                                          ------------------------
                                                   David I. Vickers
                                                   Chief Financial Officer


         This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.